UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

___________________________________________________

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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 June 3, 2024

Dear Shareholder:

You are cordially invited to attend the 2024 annual meeting of shareholders of United States Antimony Corporation to be held on July 30, 2024 at 2:00 p.m., Mountain Time. The annual meeting will be a completely virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

It is important that your shares are represented, whether or not you attend the annual meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares by completing and mailing, faxing, or submitting over the internet the enclosed proxy card. If you attend the meeting, you may vote at the meeting even if you have previously submitted your proxy. The accompanying proxy information also provides instructions for submitting your vote online.

Please review in detail the attached notice and proxy statement, which are first being mailed to our shareholders on or about June 10, 2024. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the annual meeting virtually, we urge you to vote as soon as possible by authorizing a proxy as described in the enclosed materials to ensure that your shares are represented at the annual meeting. You may vote online, via telephone, facsimile or by mail by following the instructions on the proxy card or voting instruction form sent to you. If you attend the annual meeting and wish to change your proxy vote, you may do so by voting virtually at the annual meeting.

We look forward to seeing you at the meeting.

Sincerely,
Gary C. Evans Co-Chief Executive Officer and Chairman of the Board	Lloyd Joseph Bardswich Co-Chief Executive Officer and Director

UNITED STATES ANTIMONY CORPORATION

____________________________________

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

____________________________________

To the Shareholders of United States Antimony Corporation:

The 2024 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be on July 30, 2024 at 2:00 p.m., Mountain Time. The annual meeting will be a completely virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.

We are holding the annual meeting for the following purposes, which are more fully described in the proxy statement accompanying this Notice:

1.	To elect each of the five directors named in the Proxy Statement for a term of one year.

2.

To approve the amendment and restatement of our Second Amended and Restated Articles of Incorporation (the “Restated Articles”) to align with the Montana Business Corporation Act as currently constituted.

3.	To approve the Restated Articles to increase the maximum size of the Company’s board of directors (the “Board”).

4.	To approve the Restated Articles to permit only the Board to change the size of the Board.

5.	To approve the Restated Articles to provide for indemnification of our directors and officers consistent with our bylaws.

6.

To approve an amendment to the Restated Articles to effect, at the discretion of the Board, if and when deemed necessary, and at such time as determined by the Board, a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio in the range of 1-for-5 to 1-for-30, with such ratio to be determined at the discretion of the Board.

7.	To approve an amendment to the Restated Articles to increase the number of shares authorized for issuance by the Company.

8.	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

9.	To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on May 31, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date will be available for inspection by any shareholder through the date of the annual meeting at the Company’s principal office. Shareholders must register for the annual meeting to attend. If your shares of USAC common stock or preferred stock are not registered in your name, you must provide proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please have that documentation readily accessible when you attend the annual meeting.

Your vote is important. Whether or not you expect to attend the annual meeting, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will help to ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on July 30, 2024. The proxy statement and 2023 Annual Report on Form 10-K are available at http://www.iproxydirect.com/UAMY.

By Order of the Board of Directors

Gary C. Evans Co-CEO and Chairman

June 3, 2024

PROXY STATEMENT

OF

UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643

Thompson Falls, Montana 59873

(406) 827-3523

____________________________________

2024 ANNUAL MEETING OF SHAREHOLDERS

July 30, 2024

____________________________________

The Board of Directors (the “Board”) of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2024 annual meeting of shareholders.

____________________________________

INFORMATION ABOUT THE 2024 ANNUAL MEETING

 ____________________________________

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	July 30, 2024

Time:	2:00 p.m., Mountain Time

Place:	Virtually at https://agm.issuerdirect.com/uamy

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):

Proposal 1. To elect the five directors named in the proxy statement, each to serve for a one-year term.

Proposal 2. To approve the amendment and restatement of our Second Amended and Restated Articles of Incorporation (the “Restated Articles”) to align with the Montana Business Corporation Act as currently constituted.

Proposal 3. To approve the Restated Articles to increase the maximum size of the Board.

Proposal 4. To approve the Restated Articles to permit only the Board to change the size of the Board.

Proposal 5. To approve the Restated Articles to provide for indemnification of our directors and officers consistent with our bylaws.

Proposal 6. To approve an amendment to the Restated Articles to effect, at the discretion of the Board, if and when deemed necessary, and at such time as determined by the Board, a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio in the range of 1-for-5 up to 1-for-30, with such ratio (the “Final Ratio”) to be determined at the discretion of the Board (the “Reverse Split Proposal”).

Proposal 7. To approve an amendment to the Restated Articles to increase the number of shares authorized for issuance by the Company.

Proposal 8. To ratify the selection of Assure CPA, LLC as our independent auditor for 2024.

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We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

We are asking you to vote on four separate proposals relating to our Restated Articles (excluding Proposals 6 and 7, which are separate from the Restated Articles), instead of only one, in order to comply with applicable rules of the Securities Exchange Act of 1934 governing how separate matters should be submitted for shareholder approval and guidance issued by the Securities and Exchange Commission thereunder. You can vote “FOR” or “AGAINST” (or “ABSTAIN” from voting on) any of these proposals. We intend to file the Restated Articles with the Secretary of State of the State of Montana reflecting Proposals 2 through 5 that are approved by our shareholders promptly after shareholder approval is obtained. However, the Board may abandon the amendments reflected in the Restated Certificate, or any of them, before or after adoption and approval by our shareholders at any time prior to the effectiveness of the Restated Certificate.

Proxy Materials

We are making available this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about June 10, 2024 at www.iproxydirect.com/UAMY. The following documents are included with this Proxy Statement:

1. Notice of Annual Meeting of Shareholders;

2. A Proxy Designation attached hereto (the “Proxy”); and

3. A copy of the 2023 Annual Report on Form 10-K.

Who is Entitled to Vote?

Only holders of record of USAC’s common stock and preferred stock on May 31, 2024 are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock and Series C preferred stock that you own.

On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (i) 108,438,984 shares of common stock and (ii) 177,904 shares of Series C preferred stock (representing the right to cast one vote per share as converted to shares of common stock). There are no issued or outstanding shares of the Company’s Series A preferred stock or Series D preferred stock and the Company’s Series B preferred stock does not have voting rights.

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

•	Completing your proxy card at the following website: http://www.iproxydirect.com/UAMY;

•	Downloading your proxy card from http://www.iproxydirect.com/UAMY (or sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you), and then completing and signing your proxy card, and delivering the proxy card to Issuer Direct in any of the following ways:

o	fax to Issuer Direct at 202-521-3464, Attention: Proxy Services;

o	emailing to Issuer Direct at proxy@issuerdirect.com; or

o	mailing to Issuer Direct, Attn. Proxy Services, One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

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•	Attending and voting at the annual meeting. To attend the annual meeting, you will need to provide your Control ID, and to vote at the annual meeting, you will need to provide your Request ID. Each of your Control ID and Request ID can be found on either (i) your proxy card (which is available to download at http://www.iproxydirect.com/UAMY or which may be obtained by sending an email to Issuer Direct at proxy@issuerdirect.com and requesting that your proxy card be emailed to you) or (ii) your notice of internet availability of proxy materials (which was mailed to you).

Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions under the following question.

Shares of USAC common stock and preferred stock can only be voted at the annual meeting by proxy or in person if the shareholder is present at the annual meeting, which will be held completely virtually. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our five named director nominees, and “FOR” approval of each of Proposals 2 through 8. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In such case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of USAC common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairperson of the meeting or a majority of the shareholders present or represented by proxy at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposals; Effect of Abstentions and Broker Non-Votes

Directors (Proposal 1) are elected by a plurality of the votes cast by the shares entitled to vote at the annual meeting. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Each of Proposals 2, 3, 4, 5, 6, 7, and 8 will be approved if more votes are cast “FOR” than “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of proposals 2, 3, 4, 5, 6, 7, or 8.

A “broker non-vote” occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying Issuer Direct in writing before the annual meeting that you have revoked your proxy by delivering such writing by email to proxy@issuerdirect.com, by fax to the attention of Proxy Services at 202-521-3464, or by mail to the attention of Proxy Services at One Glenwood Ave, Suite 1001, Raleigh, NC 27603-2582; or

•	attending and voting at the annual meeting.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

How can I obtain a copy of the 2023 Annual Report on Form 10-K?

The Company’s 2023 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.iproxydirect.com/UAMY. The Form is also available on the Company’s website at www.usantimony.com and through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2023 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

_______________________________________

PROPOSAL 1 – ELECTION OF DIRECTORS

_______________________________________

What is the current composition of the Board?

The Board has fixed the number of directors at five.

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Who is standing for election this year?

The Board has nominated the following five current Board members for election at the 2024 annual meeting, to hold office until the next annual meeting:

•	Gary C. Evans (Chairman of the Board)
•	Blaise Aguirre, MD
•	Lloyd Joseph Bardswich
•	Joseph A. Carrabba
•	Michael A. McManus

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why any nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting.

Board Recommendation

The Board recommends a vote FOR each of the five named nominees.

INFORMATION ON THE BOARD OF DIRECTORS

The following table sets forth certain information with respect to our directors who are named in this Proxy Statement.

In assessing potential directors, including those recommended by shareholders, the Board and the Nominating and Corporate Governance Committee consider a variety of factors, including the evolving needs of the Board and the Company as well as other criteria established by the Board. These include the potential director’s judgement, independence, business and educational background, public service, conflicts of interest, ethics and ownership of Company stock, as well as his or her level of commitment to shareholder value creation and his or her ability and willingness to devote sufficient time to serve on the Board and to the affairs of the Company. The Board and the Nominating and Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field.

The term for each director, if elected, will expire at our next annual meeting or until his or her successor is appointed and qualified. The ages and positions of the directors are shown as of May 30, 2024.

Name	Age	Position
Gary C. Evans	67	Co-CEO and Chairman (Co-PEO)
Lloyd Joseph Bardswich	78	Co-CEO and Director (Co-PEO)
Dr. Blaise Aguirre	60	Director
Joseph A. Carrabba	72	Director
Michael A. McManus	81	Director

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A biography of each director nominee is presented below. Each biography includes the experience (including the present principal occupation and other business experience during the last five years), qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. While each nominee’s entire range of experience and skills is important, particular experience and skills that contribute to the effectiveness of the Board are identified below.

Gary C.  Evans – Co-CEO & Chairman – Gary C. Evans joined the Board in November 2022 and has served as Chairman of the Board since July 2023 and Co-CEO since March 2024. He is a serial entrepreneur. Throughout his career, he has taken three separate energy companies public on the NYSE. He has served since 2016 as Chairman of the Board and Chief Executive Officer, and is the largest shareholder of Evergreen Sustainable Enterprises, Inc. (“Evergreen”). Mr. Evans launched Evergreen as an evolution from his hemp company, Generation Hemp, Inc, while developing diversified green energy plants designed to use hemp biomass as biofuel to generate power to mine Bitcoin. Throughout his career, Mr. Evans has raised various forms of capital on Wall Street that have exceeded $7 billion. Mr. Evans has previously served for 24 years as a Director of Novavax Inc. (Nasdaq: “NVAX”), a clinical-stage vaccine biotechnology company involved in the development of COVID-19 vaccines, which achieved a market capitalization in excess of $18 billion during the pandemic, where he also previously served as Chairman, CEO and Lead Director.  He has extensive experience in the public and private financial business sectors as well as entrepreneurial expertise in start-up enterprises to multi-billion-dollar corporations. Additionally, Gary C. Evans has a history of successful dealings with investor relations and financial institutions. Mr. Evans was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. Mr. Evans was also recognized as the Energy Industry Leader of the year in 2013 and chosen by Finance Monthly in 2013 as one of the most respected CEO’s. Mr. Evans was chosen as the Best CEO in the “Large Company” category by Texas Top Producers in 2013. He additionally won the Deal Maker of the Year Award in 2013 by Finance Monthly. Mr. Evans serves on the board of directors of the Maguire Energy Institute at Southern Methodist University and now speaks on the current affairs of the hemp industry at hemp industry conferences, on radio networks, and podcasts.

Lloyd Joseph Bardswich – Co-CEO & Director - Lloyd Joseph Bardswich, who joined the Board in February 2021 and who also has served as Co-CEO since March 2024, has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered Professional Mining Engineer and can serve as a QP (Qualified Person) regarding reporting to NI43-101 standards and has worked as a Mine Safety Engineer, Mine Foreman, Mine Manager and Mining Consultant. Since July 15, 2015, he has served as President of L.J. Bardswich Mine Consultant Inc., a Montana S corporation which provides consulting services to the mining industry. He also presently serves as the President of Golden Vertex Corp. the wholly owned (Arizona C Corporation) subsidiary of Elevation Gold Mining Corporation (TSXV -ELVT), from July 10, 2017. He also served as a director of Northern Vertex Mining Corporation (TSXV-NEE) from 2010 to February 2021, when Northern Vertex Mining Corporation (TSXV -NEE) acquired Eclipse Gold Mining Corporation (EGLD - TSXV).  On September 24, 2021, Northern Vertex Mining Corporation (TSXV -NEE) changed its name to Elevation Gold Mining Corporation TSXV-ELVT.  (OTC: NHVCD). He also presently serves as President and as a Director of Frisco Gold Corporation, an Arizona S corporation, since October 14, 2019, to the present.

Dr. Blaise Aguirre – Director – Dr. Blaise Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, Mr. Aguirre was elected to the board of directors at Investors Capital Holdings, Ltd, and remained on that board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.

Joseph A. Carrabba – Director – Joseph A. Carrabba joined the Board in February 2024. He is the Retired Chairman, President and Chief Executive Officer of Cliffs Natural Resources, Inc., formerly Cleveland-Cliffs, Inc., from May 2007 to November 2013. He also previously served as Cliffs President & CEO from 2006 to 2007 and as President and Chief Operating Officer from 2005 to 2006. Prior to these executive positions, Mr. Carrabba previously served as President and Chief Operating Officer of Diavik Diamond Mines from 2003 to 2006. He serves or has previously served on the boards of several other NYSE listed companies including Newmont Mining and Timken Steel, as well as several TSX listed companies, AECON and NioCorp.

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Michael A. McManus – Director – Michael A. McManus joined the Board in August 2023. He is a recognized leader and builder of enterprises with successes as a public company CEO, senior government experience, a lawyer, new product development leader, and has served as a board member of several companies. He served as a board member of Novavax, a biotechnology company committed to help address serious infectious diseases globally through the discovery, development, and delivery of innovative vaccines to patients around the world. Mr. McManus has previously served as president, chief executive officer, and director at Misonix, Inc., a medical, scientific, and industrial provider of ultrasonic and air pollution systems, since 1998. Prior to that tenure, he was president and chief executive officer at New York Bancorp Inc. from 1991 to 1998. From 1990 through November 1991, Mr. McManus was president and chief executive officer at Jamcor Pharmaceuticals Inc. Previously, Mr. McManus served as an assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He served in the US Army Infantry from 1968 through 1970. He is also a recipient of the Ellis Island Medal of Honor.

CORPORATE GOVERNANCE

Board of Directors

The Board conducts its business through Board meetings and through its committees. The Board is composed of five directors.

Director Independence

We have five directors as of the Record Date, including three directors deemed independent as follows:

•	Blaise Aguirre, MD
•	Joseph A. Carrabba
•	Michael A. McManus

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2023, the Board held eleven regular meetings. Each incumbent director attended at least 75% of the total board and committee meetings on which such person served during this period.

Board members are encouraged, but not required, to attend the annual meeting of shareholders. Gary C. Evans and Lloyd Joseph Bardswich attended the Company’s prior annual meeting of shareholders, held on December 29, 2023.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one independent Board member in order to bring the matter to the attention of the entire Board. Our Secretary will review all communications before forwarding them to the appropriate Board member(s).

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Committees and Committee Charters

The Board has the following standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee was established in December 2011, and the Compensation and Nominating and Corporate Governance Committees were established in 2012.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE American. The Audit Committee consists of Michael McManus, Blaise Aguirre, and Joseph A. Carrabba, each of whom is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially sophisticated (pursuant to the requirements of Section 803B of the NYSE American Company Guide). Mr. McManus satisfies the requirement of an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks and is involved in the appointment of senior financial executives.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence, and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2023, the Audit Committee met five times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2023, the Committee had three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.

In the course of providing its oversight responsibilities regarding the 2023 financial statements, the Committee reviewed the 2023 audited financial statements, which appear in the 2023 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements. The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114―the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

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In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2023. The Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year ending December 31, 2024.

Submitted by the Audit Committee Members

•	Michael A. McManus
•	Blaise Aguirre
•	Joseph A. Carrabba

Compensation Committee

Our Compensation Committee is composed of the following directors, each of whom is independent (under Section 803A of the NYSE American Company Guide): Blaise Aguirre, Michael McManus, and Joseph A. Carrabba.

We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Co-Chief Executive Officers may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Co-Chief Executive Officers in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not only with respect to executive officers, are not reasonably likely to encourage behavior that would create an abnormal amount of risk to the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.

During the fiscal year ended December 31, 2023, the Compensation Committee met two times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of the following directors, each of whom is independent as determined under Section 803A of the NYSE American Company Guide: Joseph A. Carrabba, Michael McManus, and Blaise Aguirre.

Our Nominating and Corporate Governance Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee’s charter describes the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.

We do not have a formal policy regarding diversity in the selection of nominees for directors. The Nominating and Corporate Governance Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Nominating and Corporate Governance Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Nominating and Corporate Governance Committee seeks persons with leadership experience in a variety of contexts. The Nominating and Corporate Governance Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Nominating and Corporate Governance Committee will assess the effectiveness of this approach as part of its annual review of its charter.

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The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Committee’s charter. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.

All of the five nominees included on the proxy card accompanying this Proxy Statement were nominated by the Nominating and Corporate Governance Committee and were recommended by our current Board.

During the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee met four times. A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.usantimony.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors, we determined to have Co-Chief Executive Officers and a Chairman of the Board. At this time, Gary C. Evans and Lloyd Joseph Bardswich serves as the Co-Chief Executive Officers of the Company, and Gary C. Evans also serves as the Chairman of the Board. We have determined that this structure is currently the most appropriate Board leadership structure for the Company based upon the backgrounds and past experience of the individuals. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under this structure.

•	This structure allows the Company and the Board of Directors to be aware of major changes and issues facing us on a day-to-day and long-term basis, to identify key risks and developments facing us, and to bring such risks and developments to the Board’s attention.

•	This structure lessens the potential for confusion and duplication of efforts, including among employees.

The Board of Directors’ Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with our Board and its committees that address risks inherent in their respective areas of oversight, such as operational, financial, legal, cyber security, and compliance.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board. Our Nominating and Corporate Governance Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans. If a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board, which facilitates proper risk oversight by the entire Board.

Based on a review of the nature of our operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

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DIRECTORS’ COMPENSATION

Following is a summary of fees, cash payments, and stock awards of the Company’s directors during the year ended December 31, 2023:

Name and Principal Position	Fees Earned paid in Cash	Fees Earned paid in Stock	Total Fees, Awards and Other Compensation
Gary C. Evans, Chairman	$150,612	$-	$150,612
Lloyd Joseph Bardswich, Director	$95,460	$-	$95,460
Dr. Blaise Aguirre, Director	$91,877	$-	$91,877
Hartmut Baitis(1)	$26,142	$-	$12,500
Timothy Hasara(1)	$14,584	$-	$14,584
Michael A. McManus, Director	$54,067	$-	$54,067

(1)Hartmut Baitis resigned from the Board of Directors effective July 17, 2023.

(2) Timothy Hasara resigned from the Board of Directors effective November 3, 2023.

Effective April 1, 2023, the Board modified director compensation, which is paid in cash as follows: $65,000 annual retainer for each Board member, $70,000 additional annual retainer for the chairman, $30,000 additional annual retainer for the lead director, $20,000, $13,500, and $13,500 additional annual retainers for the chairs of the audit, compensation, and nominating and governance committees, respectively, $10,000, $7,500, and $5,000 additional annual retainer for each member of the audit, compensation, and nominating and governance committees, respectively, $2,500 for each Board member for attending each Board meeting, $2,000 for the audit committee chair for attending each audit committee meeting, $1,500 for each audit committee member for attending each audit committee meeting, and $1,500 for each compensation and nominating and governance committee chair and member for attending each compensation and nominating and governance committee meeting.

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Each member of the Board received a grant of restricted stock units (“RSUs”) and stock options in the first quarter of fiscal year 2024, which were granted under the 2023 Equity Incentive Plan (the “Plan”). The following table sets forth information regarding each unvested stock award held by each director as of May 30, 2024:

Name and Principal Position	Shares Subject to Outstanding Restricted Stock Units	Shares Subject to Outstanding Stock Options
Gary C. Evans, Co-CEO and Chairman	500,000	750,000
Lloyd Joseph Bardswich, Co-CEO and Director	333,333	500,000
Dr. Blaise Aguirre, Director	166,667	500,000
Joseph A. Carrabba, Director	83,333	250,000
Michael A. McManus, Director	166,667	500,000

EXECUTIVE COMPENSATION

The following table and text below the table sets forth information related to our executive officers as of December 31, 2023 and their ages, positions with the Company, and additional biographical descriptions as of May 30, 2024:

Name	Age	Position
John C. Gustavsen	76	President of Antimony Division
Richard R. Isaak	56	SVP, Chief Financial Officer

John C. Gustavsen –President of Antimony Division - John C. Gustavsen has served as President of our Antimony Division since March 2024. He joined the Company in November 2011 as one of its Vice Presidents and, from June 2020 to March 2024, served as our Chief Executive Officer. He also served on our Board of Directors from August 2022 to August 2023. He graduated from Rutgers University in 1970 with a BS in chemistry and started work for Harshaw Chemical (purchased by Amspec Chemical Corporation), a major producer of antimony trioxide, where he became president and treasurer in 1983 and was promoted to CEO in 1990.

Richard R. Isaak – SVP, Chief Financial Officer – Richard R. Isaak has served as the Company’s SVP, Chief Financial Officer since July 2023. Rick started his career at Ernst & Young as a CPA in the assurance and advisory business services area for 12 years with extensive experience with managing public company audits and SEC reporting primarily for large, multinational companies. After Ernst & Young, Rick served in several senior leadership roles including CFO, Chief Accounting Officer, Controller, Treasurer, and Head of Investor Relations at four different companies over 20 years.

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Summary Compensation Table

Following is a summary of the annual compensation of the Company’s named executive officers for the years ended December 31, 2023, 2022 and 2021:

			Other	Stock
Name and Principal Position	Year	Salary	Compensation (1)	Awards	Total
John C. Gustavsen, President of Antimony Division	2023	$140,994	$10,642	$-	$151,636
	2022	$111,250	$11,405	$-	$122,655
	2021	$100,000	$10,667	$-	$110,667

Richard R. Isaak, SVP, Chief Financial Officer	2023	$107,692	$1,958	$-	$109,650

Kelly J. Stopher, former Chief Financial Officer (2)	2023	$115,080	$-	$-	$115,080
	2022	$72,000	$-	$-	$72,000
	2021	$6,000	$-	$-	$6,000

(1)	Other compensation represents health insurance costs paid by the Company.
(2)	Mr. Stopher resigned as CFO of the Company effective July 31, 2023.

Compensation for all executive officers, except for the CEO position, is recommended to the compensation committee of the Board by the CEO. The compensation committee makes a recommendation for the compensation of the CEO. The compensation committee has identified a peer group of mining companies prepared by a third party compensation consultant to aid in reviewing the CEO’s compensation recommendations for executives, and for reviewing the compensation of the CEO. The full Board approves the compensation amounts recommended by the compensation committee. As of December 31, 2023, the executive managements’ compensation only includes base salary and health insurance. During the year ended December 31, 2023, the Company did not have annual performance-based salary increases, long term performance-based cash incentives, deferred compensation, retirement benefits, or disability benefits, and the Company had no outstanding equity incentive awards as of December 31, 2023. However, the Company has started annual performance-based salary increases and equity incentive awards in 2024. The following table sets forth information regarding each unvested stock award held by each named executive officer as of May 30, 2024:

Name and Principal Position	Shares Subject to Outstanding Restricted Stock Units	Shares Subject to Outstanding Stock Options
John C. Gustavsen, President of Antimony Division	200,000	500,000
Richard R. Isaak, SVP, Chief Financial Officer	133,333	400,000

We currently hold our advisory vote to approve the compensation of our named executive officers (“Say-on-Pay vote”) every three years, and the next such Say-on-Pay vote will be at our 2025 annual meeting of shareholders. Shareholders have an opportunity to cast an advisory vote on the frequency of the Say-on-Pay vote at least every six years, and the next such advisory vote on the frequency of the Say-on-Pay vote will be at our 2025 annual meeting of shareholders.

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Clawback Policy

The Board has adopted a Clawback Policy covering compensation paid to our executive officers. Under this policy, in the event a restatement of our financial statements is made due to material noncompliance with financial reporting requirements under U.S. securities laws, any performance-based cash compensation paid and any performance-based equity awards granted to such officer with respect to the period covered by the restatement will be recalculated and the board may seek recoupment of any excess compensation.

The Company does not have:

•	Change in control agreements;
•	Supplemental compensation policies;
•	Any practices or policies regarding hedging or offsetting any decrease in the market value of registrant equity securities;
•	Employment contracts;
•	Separation or Severance Agreements; or
•	Any other type of compensation arrangements with its named executive officers.

OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate Code of Ethics that applies to all of our directors, officers and employees. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

•	• Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	• Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

•	• Compliance with applicable governmental laws, rules and regulations;

•	• The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	• Accountability for adherence to the code.

Our Code of Ethics is available on our web site at www.usantimony.com. An electronic copy of the Code of Ethics will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our Code of Ethics that applies to any of the following officers: our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Ethics on our website.

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PAY VERSUS PERFORMANCE TABLE

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return:	Net Income (Loss)
2023	$151,636	$151,636	$112,365	$112,365	$48.08	($6,348,287)
2022	$111,250	$111,250	$102,875	$102,875	$94.23	$428,661
2021	$100,000	$100,000	$135,000	$135,000	$96.15	($60,469)

(1) The non-PEO named executive officers included for purposes of determining the average compensation for our named executive officers each year, is as follows:

2023: Richard R. Isaak, Kelly J. Stopher

2022: Russell C. Lawrence, Kelly J. Stopher

2021: Russell C. Lawrence

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and the holders of 10% or more of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and shareholders holding more than 10% of our common stock are required by the regulation to furnish us with copies of all Section 16(a) forms they have filed.

Based solely on our review of copies of Forms 3, 4 and 5 filed with the SEC during or relating to 2023 and written representations provided to the Company, the Company has determined that Richard R. Isaak and Michael A. McManus filed their Form 3’s late prior to this Schedule 14A, and David Welch has failed to file his Form 3.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the 2023 fiscal year, there were no transactions in which we were a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners had a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of May 30, 2024 by (i) each person who is known by us to beneficially own more than 5% of our Series B and C preferred stock or common stock; (ii) each of our named executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person’s address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

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Title of Class of Stock	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class (1)	Percent of Voting Stock (1)
More than 5% owners:
Common Stock	Lydia Dugan & Patrick Dugan, 3009 Post Oak Boulevard Suite 1212, Houston, Texas	8,114,027		7.5%	7.5%
Common Stock	Kenneth M Reed, 4 Betsy Lane, Dover, MA 02030	8,118,729		7.5%	7.5%
Common Stock	Creative Planning, LLC, 5454 W. 110th Street Overland Park, KS 66211	7,435,101		6.9%	6.8%
Common Stock	Russell Lawrence, 1500 Johnson Road, Deary, ID 83823	6,743,147		6.2%	6.2%
Series B Preferred	Excel Mineral Company, P.O. Box 3800 Santa Barbara, CA 93130	750,000	(2)	100.0%	N/A
Series C Preferred	Walter Maquire, Sr., PO Box 129, Keller, VA 23401	49,091	(3)	27.6%	0.05%
Series C Preferred	Richard A. Woods, 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305	(3)	27.2%	0.04%
Series C Preferred	Dr. Warren A. Evans, 69 Ponfret Landing Road Brooklyn, CT 06234	48,305	(3)	27.2%	0.04%
Series C Preferred	Edward Robinson, 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203	(3)	18.1%	0.03%
Directors and Officers:
Common Stock	Dr. Blaise Aguirre	177,139		0.2%	0.2%
Common Stock	Lloyd Joseph Bardswich	444,794		0.4%	0.4%
Common Stock	Joseph A. Carrabba	41,667		0.0%	0.0%
Common Stock	Gary C. Evans	1,326,050		1.2%	1.2%
Common Stock	Michael A. McManus	83,333		0.1%	0.1%
Common Stock	John C. Gustavsen	136,200		0.1%	0.1%
Common Stock	Richard R. Isaak	66,667		0.1%	0.1%
Common Stock	All Directors and Executive Officers as a Group	2,275,850		2.1%	2.1%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	2,275,850		2.1%	2.1%

(1)

Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, which includes the power to dispose of or to direct the disposition of the security or the right to acquire such powers within 60 days. In computing the number of shares of our common stock beneficially owned by a person or entity and the percentage ownership, we deem outstanding shares of our stock subject to options, warrants or other rights held by that person or entity that are currently exercisable or exercisable within 60 days of May 30, 2024. We do not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, and subject to applicable community property laws, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them. “Percent of Class” is based on 108,438,984 shares of common stock, 750,000 shares of Series B preferred stock and 177,904 shares of Series C preferred stock outstanding on May 30, 2024. “Percent of Voting Stock” is based on 108,616,888 shares, which is the total of all the common stock issued and all Series C preferred stock outstanding at May 30, 2024.

(2)

The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board has not declared any dividends as due and payable for the Series B preferred stock.

(3)	The outstanding Series C preferred shares carry voting rights equal to the same number of shares of common stock.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes equity compensation plans that were approved by our shareholders and equity compensation plans that were not approved by our shareholders as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	-	-	8,700,000
Equity compensation plans not approved by shareholders	-	-	-
	-	-	8,700,000

__________________________________________________________________________

PROPOSAL 2 – RESTATED ARTICLES (STATUTORY CONFORMITY)

___________________________________________________________________________

The Board has unanimously approved and recommends that our shareholders approve the Restated Articles in the form attached to this proxy as Appendix A, which provide for revisions to the provisions governing shares of preferred stock of the Company and regulation of the internal affairs of the Company, in each case with the purpose of aligning such provisions with the statutory requirements and language of the Montana Business Corporation Act. The proposed changes to the Existing Articles, with additions indicated by underline and deletions indicated by a strikethrough, are set forth in Appendix B. This summary is qualified in its entirety by reference to Appendices A and B.

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As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Governance Committee concluded that the provisions in Articles FOURTH and FIFTH of the Existing Articles should be updated to reflect certain technical and administrative changes and recommended to the Board the revision of such provisions to implement the changes. Based in part on that recommendation, the Board determined that it is in the best interests of the Company and its shareholders to amend Articles FOURTH and FIFTH to make technical, administrative and updating changes. The proposed amendments are summarized below.

Preferred Stock Provisions

Article FOURTH, Section 2 of the Company’s existing Second Amended and Restated Articles of Incorporation (the “Existing Articles”) provides for 10,000,000 authorized shares of preferred stock, par value $0.01 per share. The Existing Articles vest in the Board the discretion to determine the terms and rights applicable to any shares of preferred stock issued thereunder. The Restated Articles retain this concept, but the authority of the Board, as prescribed by the Montana Business Corporation Act (the “Montana Act”), would be expressly limited as set forth in the Montana Act.

Internal Affairs

Article FIFTH of the Existing Articles sets forth certain authorities and requirements regarding shares of the Company’s capital stock, indebtedness obligations, and dividends and distributions. Because these authorities and requirements are set forth in the Montana Act, they would apply to the Company whether or not they were explicitly stated in the Company’s governing documents. Because statutory rights and obligations are subject to change from time to time, the Board believes it is the best interests of the Company and its shareholders to delete these provisions in the Restated Articles.

This summary does not purport to be complete and is qualified in its entirety by reference to the Existing Articles and the Restated Articles. The Restated Articles are attached hereto as Appendix A and a comparison of the Existing Articles to the Restated Articles (additions are underlined and deletions are indicated by a strikethrough) is attached hereto as Appendix B.

Required Vote

Approval of this Proposal 2 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 2. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 2.

The Board unanimously recommends a vote “FOR” the approval of the amendments to the Existing Articles reflected in this Proposal 2.

If authorized and approved by the shareholders at the annual meeting, the matters reflected in this Proposal 2 will be effective upon the filing of the Restated Articles with the Secretary of State of the State of Montana. The Company intends to make such filing promptly following receipt of such authorization and approval by the shareholders at this annual meeting.

Unbundling with Other Proposals

                This Proposal 2 is separate from Proposals 3, 4, and 5. Your vote on Proposal 2 does not affect your vote on Proposals 3, 4 or 5, and vice versa. You can vote “For” or “Against” on any of these proposals.

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__________________________________________________________________________

PROPOSAL 3 – RESTATED ARTICLES (BOARD SIZE MAXIMUM)

___________________________________________________________________________

The Board has unanimously approved and recommends that our shareholders approve the Restated Articles in the form attached to this proxy as Appendix A, which provide for an increase in the maximum size of the Board from seven directors to nine directors. The proposed changes to the Existing Articles, with additions indicated by underline and deletions indicated by a strikethrough, are set forth in Appendix B. This summary is qualified in its entirety by reference to Appendices A and B.

As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Governance Committee concluded that Article SEVENTH should be amended to increase the maximum size of the Board. Based in part on that recommendation, the Board determined that it is in the best interests of the Company and its shareholders to amend Article SEVENTH. The proposed amendments are summarized below.

The Existing Articles provide that the authorized number of directors of the Company may range between three and seven directors. The Restated Articles would increase the maximum size to nine directors. The Board has determined that the Company’s Nominating and Corporate Governance Committee may identify individuals qualified to serve as directors that would enhance the capabilities of the Board in terms of strategies, specialized skills, or beneficial experience. In the event more than two such individuals are found, the Board would otherwise be required to propose an amendment to the Existing Articles to permit a number of directors higher than seven. To avoid this potential outcome, the Board proposes that an amendment to expand the potential size of the Board be considered and approved in conjunction with the other amendments proposed for approval at the annual meeting.

We currently have five directors on the Board. The Board believes that increasing the maximum number of directors will provide it with greater flexibility to add additional qualified directors in the future. To the extent strong and qualified candidates are identified, the new directors will add to the diversification of skills, experience, leadership and strategic vision possessed by the current directors. The Board believes this increase is in the best interests of the Company and its shareholders. The Restated Articles also provide the Board with the flexibility to add new directors to the Board in anticipation of or possibly ahead of a retirement or other termination of service by a director when the Board comes upon a qualified individual rather than waiting until any such occurrence happens.

In conjunction with this proposed amendment, the Restated Articles also restate, consistent with our bylaws, that any vacancy created by an increase in the size of the Board shall be filled by the Board. As noted, this is already required by our bylaws.

This summary does not purport to be complete and is qualified in its entirety by reference to the Existing Articles and the Restated Articles. The Restated Articles are attached hereto as Appendix A and a comparison of the Existing Articles to the Restated Articles (additions are underlined and deletions are indicated by a strikethrough) is attached hereto as Appendix B.

Required Vote

Approval of this Proposal 3 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 3. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 3.

The Board unanimously recommends a vote “FOR” the approval of the amendments to the Existing Articles reflected in this Proposal 3.

If authorized and approved by the shareholders at the annual meeting, the matters reflected in this Proposal 3 will be effective upon the filing of the Restated Articles with the Secretary of State of the State of Montana. The Company intends to make such filing promptly following receipt of such authorization and approval by the shareholders at this annual meeting.

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Unbundling with Other Proposals

This Proposal 3 is separate from Proposals 2, 4, and 5. Your vote on Proposal 3 does not affect your vote on Proposals 2, 4 or 5, and vice versa. You can vote “For” or “Against” on any of these proposals.

__________________________________________________________________________

PROPOSAL 4 – RESTATED ARTICLES (BOARD SIZE ADJUSTMENT)

___________________________________________________________________________

The Board has unanimously approved and recommends that our shareholders approve the Restated Articles in the form attached to this proxy as Appendix A, which provide that only the Board is authorized to change the size of the Board. The proposed changes to the Existing Articles, with additions indicated by underline and deletions indicated by a strikethrough, are set forth in Appendix B. This summary is qualified in its entirety by reference to Appendices A and B.

As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Governance Committee concluded that Article SEVENTH should be amended to grant the sole authority to change the size of the Board to the Board. Based in part on that recommendation, the Board determined that it is in the best interests of the Company and its shareholders to amend Article SEVENTH. The proposed amendments are summarized below.

The Existing Articles provide that both the Board and the Company’s shareholders each have a right to determine the size of the Board, subject to the minimum and maximum sizes set forth therein. The Restated Articles would limit the authority to determine the appropriate size of the Board, within the required range, to the Board.The Board believes that it is best positioned, with the advice of the Nominating and Governance Committee, the appropriate size of the Board. In the event that our shareholders desire new leadership, they have the right to vote against incumbent directors and nominate and elect directors of their choosing. However, the Board itself is familiar with the Company’s governance processes and practices, and believes it is uniquely positioned to determine the appropriate number of directors from time to time. This amendment to the existing articles also enhances the directors’ role in supporting long-term planning and assures continuity in governance. While this amendment limits our shareholders’ participation in corporate governance to a limited extent, the Board believes that vesting this power in the Board is in the best interests of the Company and its shareholders.

We are not aware of any present or threatened third-party plans to gain control of the Company, and this Proposal 4 is not being recommended in response to any such plan or threat.

This summary does not purport to be complete and is qualified in its entirety by reference to the Existing Articles and the Restated Articles. The Restated Articles are attached hereto as Appendix A and a comparison of the Existing Articles to the Restated Articles (additions are underlined and deletions are indicated by a strikethrough) is attached hereto as Appendix B.

Required Vote

Approval of this Proposal 4 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 4. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 4.

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The Board unanimously recommends a vote “FOR” the approval of the amendments to the Existing Articles reflected in this Proposal 4.

If authorized and approved by the shareholders at the annual meeting, the matters reflected in this Proposal 4 will be effective upon the filing of the Restated Articles with the Secretary of State of the State of Montana. The Company intends to make such filing promptly following receipt of such authorization and approval by the shareholders at this annual meeting.

Unbundling with Other Proposals

This Proposal 4 is separate from Proposals 2, 3, and 5. Your vote on Proposal 4 does not affect your vote on Proposals 2, 3 or 5, and vice versa. You can vote “For” or “Against” on any of these proposals.

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PROPOSAL 5 – RESTATED ARTICLES (DIRECTOR INDEMNIFICATION)

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The Board of directors has unanimously approved and recommends that our shareholders approve the Restated Articles in the form attached to this proxy as Appendix A, which require the Company to indemnify the Company’s directors and officers consistent with our bylaws. The proposed changes to the Existing Articles, with additions indicated by underline and deletions indicated by a strikethrough, are set forth in Appendix B. This summary is qualified in its entirety by reference to Appendices A and B.

The Company’s bylaws require the Company to indemnify the Company’s directors and officers to the fullest extent permitted by the Montana Act. The Restated Articles include a provision consistent with the bylaws. The Board believes that this amendment, consistent with customary practices of public companies, will enhance the Company’s ability to attract and retain qualified directors and officers.

As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Governance Committee concluded that the Existing Articles should be amended to conform to our bylaws regarding the indemnification of our directors and officers. Based in part on that recommendation, the Board determined that it is in the best interests of the Company and its shareholders to add Article EIGHTH to the Existing Articles. The proposed amendments are summarized below.

Pursuant to this amendment, the Company would be required to indemnify to the fullest extent permitted by law as it now exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that the person is or was a director or officer of the Company or any predecessor of the Company, or serves or served at any other enterprise as a director or officer at the request of the Company or any predecessor to the Company.

Sections 850 through 856 of Part 8 of the Montana Act provide that a corporation may indemnify any person who was or is involved in any manner or was or is threatened to be made so involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director, officer or employee of the Company or any predecessor to the Company, or is or was serving at the request of the Company or any predecessor to the Company as a director, officer, partner, trustee employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding if the person acted in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of such corporation, and with respect to a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A corporation may not, however, provide such indemnification on account of acts or omissions finally adjudged to be the receipt of an improper personal benefit or in connection with a proceeding by or in the right of such corporation in which the person was adjudged liable to such corporation. The indemnification provisions of the Montana Act and our bylaws include the right of an indemnitee to receive payment of any expenses incurred in connection with a proceeding in advance of the final disposition of the proceeding, consistent with applicable law.

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This summary does not purport to be complete and is qualified in its entirety by reference to the Existing Articles and the Restated Articles. The Restated Articles are attached hereto as Appendix A and a comparison of the Existing Articles to the Restated Articles (additions are underlined and deletions are indicated by a strikethrough) is attached hereto as Appendix B.

Required Vote

Approval of this Proposal 5 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 5. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 5.

The Board unanimously recommends a vote “FOR” the approval of the amendments to the Existing Articles reflected in this Proposal 5.

If authorized and approved by the shareholders at the annual meeting, the matters reflected in this Proposal 5 will be effective upon the filing of the Restated Articles with the Secretary of State of the State of Montana. The Company intends to make such filing promptly following receipt of such authorization and approval by the shareholders at this annual meeting.

Unbundling with Other Proposals

This Proposal 5 is separate from Proposals 2, 3, and 4. Your vote on Proposal 5 does not affect your vote on Proposals 2, 3 or 4, and vice versa. You can vote “For” or “Against” on any of these proposals.

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PROPOSAL 6 – REVERSE SPLIT PROPOSAL

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The Board has unanimously adopted and is submitting for shareholder approval an amendment to our Second Amended and Restated Articles of Incorporation to effect, at the discretion of the Board, if and when deemed necessary, a reverse stock split (the “Reverse Stock Split”) at a ratio in the range of 1-for-5 to 1-for-30, with the Final Ratio to be determined at the discretion of the Board. Depending on the Final Ratio, no fewer than every 5 and no more than every 30 shares of the Company’s common stock (the “Common Stock”), including shares held in our treasury, will be combined into one share of Common Stock at the Split Effective Time (as defined below). The purpose of seeking shareholder approval of the Reverse Stock Split within the range set forth above (rather than a fixed ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. The Board believes it is in the best interests of the Company and our shareholders to grant such approval. If the shareholders approve the Reverse Split Proposal, the Board, in its discretion, may elect to effect the Reverse Split Proposal, or the Board may determine in its discretion not to proceed with the Reverse Split Proposal. The Reverse Stock Split will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Montana and upon the filing and effectiveness of the Amendment (the “Split Effective Time”). The form of the proposed Split Amendment is attached to this proxy statement as Appendix C. The Board reserves the right to abandon the Reverse Split Proposal without further action by our shareholders at any time before the Split Effective Time, even if shareholders approve such amendment at the annual meeting. In the event that the Restated Articles are approved by the shareholders at the annual meeting and the Restated Articles are subsequently filed by the Company with the Secretary of State of the State of Montana, then the Split Amendment shall be revised to reflect an amendment to the Restated Articles rather than the Existing Articles.

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Reason for the Reverse Split Proposal

The Board recommends that the shareholders approve the Reverse Split Proposal for the following reasons.

Improve Perception of Common Stock as an Investment Security. The Board believes that the Reverse Stock Split will likely result in a higher per share trading price, which is intended to generate greater investor interest in the Company predominately from institutional investors, and also improve the marketability of the shares to a broader range of investors. The Company’s securities would no longer be perceived as a “penny stock”. In addition, the Board believes that the reduction in outstanding shares of Common Stock will bring our outstanding share count into better alignment with companies in our industry with comparable revenue and aggregate market capitalization. Further, we expect to realize meaningful savings in stock exchange listing, shareholder meeting costs and other administrative fees as a result of the reduction in outstanding shares of Common Stock.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. The Board believes that the expected increase in the stock price as a result of the Reverse Stock Split would help increase broker interest in Common Stock. We believe a higher share price could make our Common Stock more attractive to a broader range of investors, as we believe that the current market price of our Common Stock may affect its acceptability to certain professional investors, investment banking firms, and other members of the investing public. In particular, we believe that an increased share price would enable us to attract additional institutional investors and investment funds who may not consider purchasing our Common Stock due to our low trading price. For example, certain institutional investors and investment funds may be reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks, and brokerage firms may be reluctant to recommend lower-priced stocks to their clients. Further, the nature of trading commissions, which are often set at a fixed price, tend to have an adverse impact on holders of lower-priced securities because the brokerage commissions on a sale of lower-priced securities generally represent a higher percentage of the sales prices than the commissions on relatively higher-priced securities, which may discourage trading in such lower-priced stocks. Moreover, a reduction in outstanding shares would reduce the actual transaction costs imposed on those investors who pay commissions on trades of our Common Stock based on the number of shares actually traded. The combination of lower transaction costs and increased interest from institutional investors and investment funds could ultimately improve the trading liquidity of our Common Stock, which we believe would benefit all shareholders.

To avoid delisting from the NYSE American. We believe that the Company may be susceptible to delisting of our shares of Common Stock if the trading price falls below a certain threshold. Management and the Board have considered the potential harm to us and our shareholders should the NYSE American delist the Common Stock from the NYSE American. Delisting could adversely affect the liquidity of the Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, Common Stock on an over-the-counter market. Many investors likely would not buy or sell Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board believes that the Reverse Split is a potentially effective means for us to increase the trading price per share of our Common Stock.

Decrease Price Volatility. The Board believes that the intended increase in the stock price as a result of the Reverse Stock Split could decrease price volatility, as currently small changes in the price of Common Stock result in relatively large percentage changes in the stock price.

Marginability. If the Company had a share price above $3.00 per share and in most cases, $5.00 per share, then the ability of investors to margin or borrow against their stock ownership increases with various brokerage firms. This in-turn creates potential new liquidity to the stock that might not be available otherwise.

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Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, including:

•

The Reverse Stock Split may not increase the price of Common Stock. Although the Board expects that the Reverse Stock Split will result in an eventual increase in the price of Common Stock, the effect of the Reverse Stock Split cannot be predicted with any degree of certainty. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the stock price. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefit described above, that the stock price will increase following the Reverse Stock Split or that the stock price will not decrease in the future.

•

The Reverse Stock Split may decrease the trading market for Common Stock. Because the Reverse Stock Split will reduce the number of shares of Common Stock available in the public market, the trading market for Common Stock may be harmed, particularly if the stock price does not increase as a result of the Reverse Stock Split.

•

The Reverse Stock Split may leave certain shareholders with “odd lots.” The Reverse Stock Split may result in some shareholders owning “odd lots” of fewer than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Common Stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the shares of Common Stock held by you will also proportionately decrease as a result of the overall decline in value.

The Board considered all of the foregoing factors and determined that seeking shareholder approval for the Reverse Split Proposal is in the best interests of the Company and the shareholders and recommends approval.

If the Reverse Split Proposal is Not Approved

If the Reverse Split Proposal is not approved, the Company will abandon the amendment to the Company’s Second Amended and Restated Articles of Incorporation to effect the Reverse Stock Split. In such case, the Company may be subject to a delisting of the Common Stock by NYSE American.

If the Reverse Split Proposal is Approved

General. If the Reverse Split Proposal is approved and implemented, the principal effects would be that (i) the shares of Common Stock owned by a shareholder would be combined into one share of Common Stock based on the Final Ratio, with any fractional shares being treated as addressed below, and (ii) the total number of issued and outstanding shares of Common Stock would decrease based on the Final Ratio.

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The following table contains approximate information, based on share information as of the Record Date, relating to our issued and outstanding shares of Common Stock based on the range of Reverse Stock Split ratios to be authorized by our shareholders, without giving effect to the treatment of fractional shares:

Status	Number of Shares of Common Stock Authorized	Share of Common Stock Issued and Outstanding (including Treasury shares)	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	150,000,000	108,438,984	7,908,333	33,652,683
Pre-Reverse Stock Split 1:5	150,000,000	21,687,797	1,581,667	126,730,537
Pre-Reverse Stock Split 1:10	150,000,000	10,843,898	790,833	138,365,268
Pre-Reverse Stock Split 1:20	150,000,000	5,421,949	395,417	144,182,634
Pre-Reverse Stock Split 1:30	150,000,000	3,614,633	263,611	146,121,756

The Reverse Stock Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split would affect all of the holders of our Common Stock uniformly and would not affect any shareholder’s percentage ownership interests in the Company. Proportionate voting rights and other rights of the holders of Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. We will not issue any fractional shares as a result of the Reverse Stock Split and in lieu thereof any shareholders that would otherwise be entitled to receive a fractional share will be entitled to have their post-Reverse Stock Split share amount rounded up to the nearest whole share (which we describe below in the paragraph titled “Fractional Shares”). Each shareholder will hold the same percentage of Common Stock immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split other than the nominal effect of the treatment of fractional shares.

In addition, the Reverse Stock Split will not itself immediately affect our overall market capitalization, i.e., our market capitalization immediately before the Reverse Stock Split will be the same as immediately after the Reverse Stock Split, except as a result of any rounding up of fractional shares as described below. However, if our trading price increases or declines over time following the Reverse Stock Split, we will have a higher or lower market capitalization depending on that trading price.

Exchange Act and Stock Listing. After the Split Effective Time, we would continue to be subject to periodic reporting and other requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Common Stock would continue to be listed on the NYSE American under the symbol “UAMY.”

New CUSIP Number. After the Split Effective Time, the post-Reverse Stock Split shares of Common Stock would have a new CUSIP number, which is a number used to identify our equity securities.

Effectiveness of Reverse Stock Split. The Reverse Stock Split, if approved by shareholders, would become effective upon the date determined by the Board and, if required by law or otherwise deemed advisable by the Board, upon the filing of Articles of Amendment to our Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Montana. The exact timing of the filing of the Articles of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Split Proposal if, at any time before the Split Effective Time, the Board, in its sole discretion, determines that it is no longer in our and our shareholders’ best interests to proceed with the Reverse Split Proposal.

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Effect on the Company’s Stock Plans. As of May 30, 2024, approximately 5,758,333 shares were issuable upon the exercise of outstanding stock options and upon the vesting of outstanding restricted stock units, and approximately 2,150,000 additional shares were reserved and available for issuance pursuant to future awards under our stock incentive plan. Under the terms of the Company’s 2023 Equity Incentive Plan (the “Plan”), the Compensation Committee of the Board (or another committee or committees of the Board appointed for the purposes of administering the Plan (the “Plan Committee”)) or the Board, as applicable will equitably adjust the maximum number of shares of Common Stock subject to all awards under the Plan and the number of shares of Common Stock subject to any award under the Plan to the extent necessary to preserve the economic intent of such award.

Effect on Authorized but Unissued Shares of Common Stock. Currently, we are authorized in our Second Amended and Restated Articles of Incorporation to issue up to a total of 150,000,000 shares of Common Stock. The total number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split. As of May 30, 2024, we had 108,438,984 shares of Common Stock outstanding and 0 shares of Common Stock held in treasury. As described above, the Reverse Stock Split would have the effect of reducing the number of outstanding shares of Common Stock, the number of shares of Common Stock held in treasury and the number of shares of Common Stock reserved for issuance pursuant to our stock plans. Therefore, because the total number of authorized shares of Common Stock will not change as a result of the Reverse Stock Split, upon the effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued and outstanding or reserved for issuance would increase. All authorized but unissued shares that are not reserved for issuance would remain available for issuance by the Board for general corporate purposes at any time, at its discretion, without shareholder approval. If the Board were to authorize the issuance of any such shares, such issuances could dilute the ownership interests of holders of Common Stock.

Effect on Par Value of Common Stock. The Reverse Stock Split will not affect the par value of Common Stock, which will remain at $0.01.

Effect on Preferred Stock. The Reverse Stock Split will not affect the authorized number or par value of the Company’s preferred stock, which will remain at 10,000,000 and $0.01, respectively. If the Reverse Stock Split is effected, no outstanding series of preferred stock will be affected, as no such series is convertible into Common Stock.

Effect on Common Stock Warrants. If the Reverse Stock Split is effected, we believe, based on documents in the Company’s possession, that proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of Common Stock Warrants into shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such securities upon exercise or conversion, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares issued pursuant to these securities would be proportionately adjusted based on the Final Ratio, subject to our treatment of fractional shares.

Potential Anti-Takeover Effect. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of Common Stock vis-à-vis the outstanding shares of Common Stock and could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company. However, the Reverse Split Proposal providing for the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

Fractional Shares. To avoid having any fractional shares of Common Stock (i.e., less than one full share of common stock) outstanding as a result of the Reverse Stock Split, no fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of the post-Reverse Stock Split Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each holder of shares of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

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Effect on Par Value; Reduction in Stated Capital. The Reverse Stock Split will not affect the par value of our Common Stock and preferred stock, which will remain at $0.01 per share of Common Stock and $0.01 per share of preferred stock. As a result, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the Final Ratio selected by the Board. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be increased by the amount by which the stated capital is reduced. Our shareholders’ equity, in the aggregate, will remain unchanged.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal or Dissenter’s Rights. Under Montana law, holders of Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split Proposal.

Effect on Registered and Beneficial Holders. If the Reverse Stock Split is effected, we intend to treat beneficial holders (i.e., shareholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares in “street name.” However, these banks, brokers or other nominees may have their own procedures for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Shareholders who hold shares with a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedure of implementing the Reverse Stock Split with respect to their shares.

Effect on Registered Book-Entry Holders. Some of our registered shareholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These shareholders do not have stock certificates evidencing their ownership of Common Stock. Instead, they are provided with a statement reflecting the number of shares registered in their accounts. If you hold shares in book-entry form, you do not need to take any action following the Split Effective Time in order for your shares to be adjusted to reflect the Reverse Stock Split, subject to the treatment of fractional shares, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold following the Split Effective Time.

Effect on Holders of Certificated Shares of Common Stock. Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Split Effective Time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a shareholder specifically requests a new paper certificate or holds restricted shares, upon the shareholder’s surrender of all of the shareholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the shareholder with a statement reflecting the number of shares registered in the shareholder’s account. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

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SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Reservation of Right to Abandon the Reverse Split Proposal

The Board reserves the right to abandon the Reverse Split Proposal without further action by our shareholders at any time before the Split Effective Time, even if shareholders approve such amendment at the annual meeting. By voting in favor of the Reverse Split Proposal, shareholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Split Proposal if it should so decide.

Interests of Directors and Executive Officers

Certain of our officers and directors have an interest in the Reverse Split Proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our officers or directors have interests in the Split Amendment that are different than or greater than those of any of our other shareholders.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of Common Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is based on the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, which we refer to as the IRS, in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect us or a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person. This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income.

In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities, commodities or currencies, shareholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

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In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Stock Split may not be the same for all shareholders.

Each shareholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to the Company. The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders. Assuming the Reverse Stock Split qualifies as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of Common Stock exchanged therefor. The U.S. Holder’s holding period in the shares of Common Stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, shareholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation and our view regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

This summary does not purport to be complete and is qualified in its entirety by reference to the Authorized Shares Amendment attached hereto as Appendix C.

Required Vote

Approval of this Proposal 7 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 7. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 7.

The Board unanimously recommends a vote “FOR” the approval of the Reverse Split Proposal.

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PROPOSAL 7 – INCREASE AUTHORIZED SHARES

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The Board has unanimously adopted and is submitting for shareholder approval an amendment to our Second Amended and Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 250,000,000 (the “Authorized Shares Increase”). The Board believes it is in the best interests of the Company and our shareholders to grant such approval. If the shareholders approve the Authorized Shares Increase, the Board, in its discretion, may elect to effect the Authorized Shares Increase, or the Board may determine in its discretion not to proceed with the Authorized Shares Increase. The Authorized Shares Increase will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of Articles of Authorized Shares Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Authorized Shares Amendment”) with the Secretary of State of the State of Montana and upon the filing and effectiveness of the Authorized Shares Amendment (the “Authorized Shares Effective Time”). The form of the proposed Authorized Shares Amendment is attached to this proxy statement as Appendix D. The Board reserves the right to abandon the Authorized Shares Increase without further action by our shareholders at any time before the Authorized Shares Effective Time, even if shareholders approve such amendment at the annual meeting. In the event that the Restated Articles are approved by the shareholders at the annual meeting and the Restated Articles are subsequently filed by the Company with the Secretary of State of the State of Montana, then the Split Amendment shall be revised to reflect an amendment to the Restated Articles rather than the Existing Articles.

The Authorized Shares Amendment is not intended to modify the rights of existing shareholders in any material respect, nor does it have any affect on the number of authorized shares of the Company’s preferred stock. The additional shares of Common Stock to be authorized pursuant to the proposed Authorized Shares Amendment will be identical to the shares of Common Stock currently authorized and outstanding under the Existing Articles, none of which have preemptive or similar rights to acquire the newly authorized shares.

Under the Montana Act, our shareholders are not entitled to appraisal rights with respect to the proposed Authorized Shares Amendment to increase the number of authorized shares of Common Stock, and we will not independently provide shareholders with any such rights.

Reasons for the Authorized Shares Amendment

The Board is proposing the Authorized Shares Amendment to increase the number of authorized shares of our Common Stock from 150,000,000 shares to 250,000,000 shares. Of the 150,000,000 shares of Common Stock that are currently authorized to be issued under the Existing Articles, as of May 30, 2024, 108,438,984 shares are issued and outstanding, and 7,908,333 are reserved for issuance under our existing stock option and equity incentive compensation plans. Other than issuances pursuant to equity incentive plans, as of the date of this proxy statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of Common Stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing shareholders.

The Board believes that the proposed increase in the number of authorized shares of Common Stock will also benefit the Company by improving our flexibility in considering opportunities that require the issuance of shares of Common Stock in the future which could include acquisitions. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving Common Stock or securities convertible into or exercisable for Common Stock (“equity-linked securities”) including acquisition or strategic joint venture transactions involving the issuance of Common Stock or equity-linked securities, grants of Common Stock and equity-linked securities to the Company’s current and future employees and consultants, or for other general purposes that the Board may deem advisable from time to time. Without an increase in the number of authorized shares of Common Stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.

30

In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the factors set forth above, the Company’s historical issuances of shares and the Company’s potential future needs, including that over a number of years the Company may potentially need additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans. If the shareholders do not approve this proposal, then the Company will not have needed additional shares available or would be required to seek shareholder approval in connection with any such transaction, which may delay or otherwise have a material adverse effect on such transaction or the Company.

Potential Effects of Not Approving the Authorized Shares Amendment

If the Company’s shareholders do not approve the increase in authorized shares of Common Stock, then the Company will not be able to increase the total number of authorized shares of Common Stock from 150,000,000 to 250,000,000 and therefore, the Company could be limited in its ability to use shares of Common Stock for financing, issuing stock options or other general corporate purposes.

Potential Effects of Approving the Authorized Shares Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing shareholders. However, the Board will have the authority to issue the additional shares of common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including NYSE American. The issuance of additional shares of Common Stock may decrease the relative percentage of equity ownership of our existing shareholders, thereby diluting the voting power of their Common Stock. The perception that there might be additional dilution to our existing shareholders may put pressure on our stock price.

While the issuance of additional shares of Common Stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of Common Stock as compared to the then-existing market price. Although the issuance of additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Authorized Shares Amendment is not in response to any effort to which the Company is aware to accumulate Common Stock or obtain control of the Company.

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Shareholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

We can provide no assurance that we will be successful in amending the Existing Articles to increase the number of shares of Common Stock that are available for issuance, or that the Authorized Shares Amendment will not have an adverse effect on our stock price.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

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Reservation of Right to Abandon the Authorized Shares Increase

The Board reserves the right to abandon the Authorized Shares Increase without further action by our shareholders at any time before the Authorized Shares Effective Time, even if shareholders approve such amendment at the annual meeting. By voting in favor of the Authorized Shares Increase, shareholders are also expressly authorizing the Board to determine not to proceed with, and abandon, the Authorized Shares Increase if it should so decide.

This summary does not purport to be complete and is qualified in its entirety by reference to the Authorized Shares Amendment attached hereto as Appendix D.

Required Vote

Approval of this Proposal 7 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 7. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 7.

The Board unanimously recommends a vote “FOR” the approval of the Authorized Shares Increase.

__________________________________________________________________________

PROPOSAL 8 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

__________________________________________________________________________

The Board and the Audit Committee have selected Assure CPA, LLC as our independent auditor for the years ending December 31, 2024 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Assure CPA, LLC to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders.

Required Vote

Approval of this Proposal 8 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 8. Abstentions and broker non-votes will count towards a quorum, but will have no effect on the outcome of this Proposal 8.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Assure CPA, LLC as our independent auditor for 2024.

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Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Assure CPA, LLC for professional services rendered for the fiscal years ended December 31, 2023 and 2022.

	For the Fiscal Years Ended
	December 31,
	2023	2022
Audit Fees (1)	$169,738	$133,459
Audit-Related Fees	$-	$-
Tax Fees (2)	$14,430	$12,000
All Other Fees (3)	$4,400	$2,438
Total	$188,568	$147,897

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees

All other fees consist of fees not otherwise reported as audit or tax fees.

The Audit Committee of the Board determined that all of the services performed by Assure CPA, LLC in fiscal year 2023 were not incompatible with Assure CPA, LLC maintaining its independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. The audit committee pre-approved all audit and tax services provided in 2023 by our independent registered public accounting firm.

HOUSEHOLDING

Shareholders of record who have the same address receive only one copy of the Notice Regarding the Availability of Proxy Materials or the Proxy Statement and Annual Report on Form 10-K, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms.

Any shareholder who would prefer to have a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy Statement or Annual Report on Form 10-K delivered to him or her at the shared address for this and future years may elect to do so by calling 406-827-3523 or by writing to CFO. A copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K. The foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K if they are receiving multiple copies of any of those documents.

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____________________________________

SHAREHOLDER PROPOSALS

____________________________________

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of shareholders, we must receive shareholder proposals (other than for director nominations) no later than February 6, 2025 (120 days before the anniversary of the date notice was mailed for the prior year’s meeting), unless we update the deadline in an Exchange Act report. To be considered for presentation at the 2025 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 28, 2025 and no later than April 27, 2025, as set forth in Section 2.09 of the bylaws of the Company, provided, that if we move the date of the 2025 meeting more than 30 days before the anniversary date of our 2024 meeting, notice of the proposal must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which we publicly announce the date of the meeting. Proposals that are not received in a timely manner will not be voted on at the 2025 annual meeting. All shareholder proposals should be marked for the attention of the Secretary of United States Antimony, Inc., P.O. Box 643, Thompson Falls, Montana 59873.

BY ORDER OF THE BOARD OF DIRECTORS

Gary C. Evans	Lloyd Joseph Bardswich
Co-Chief Executive Officer	Co-Chief Executive Officer
and Chairman of the Board	and Director

Thompson Falls, Montana

June 3, 2024

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UNITED STATES ANTIMONY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – JULY 30, 2024 at 2:00 PM MOUNTAIN TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Gary C. Evans, Lloyd Joseph Bardswich, and Richard R. Isaak with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock and preferred stock of United States Antimony Corporation (“USAC”, the “Company”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held completely virtually on Tuesday, July 30, 2024, at 2:00 p.m., Mountain Time, at https://agm.issuerdirect.com/uamy, and at any and all adjournments thereof, as indicated.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UAMY
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF UNITED STATES ANTIMONY			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR	WITHHOLD
To elect the five directors named in the proxy statement, each to serve for a one-year term
	Gary C. Evans		☐	☐
	Blaise Aguirre, MD		☐	☐		CONTROL ID:
	Lloyd Joseph Bardswich		☐	☐		REQUEST ID:
	Joseph A. Carrabba		☐	☐
	Michael A. McManus		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN

To approve the amendment and restatement of our Second Amended and Restated Articles of Incorporation (the “Restated Articles”) to align with the Montana Business Corporation Act as currently constituted.

			☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve the Restated Articles to increase the maximum size of the Board.		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	To approve the Restated Articles to permit only the Board to change the size of the Board.		☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	To approve the Restated Articles to provide for indemnification of our directors and officers consistent with our bylaws.		☐	☐	☐
Proposal 6		→	FOR	AGAINST	ABSTAIN

To approve an amendment to the Restated Articles to effect, at the discretion of the Board, if and when deemed necessary, and at such time as determined by the Board, a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio in the range of 1-for-5 to 1-for-30, with such ratio to be determined at the discretion of the Board.

			☐	☐	☐
Proposal 7		→	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Restated Articles to increase the number of shares authorized for issuance by the Company.		☐	☐	☐
Proposal 8		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2024.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD RECOMMENDS A VOTE ‘FOR’ EACH OF THE FIVE NAMED NOMINEES. THE BOARD RECOMMENDS A ‘FOR’ VOTE FOR PROPOSAL 2 through PROPOSAL 8.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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APPENDIX A

THIRD RESTATED ARTICLES OF INCORPORATION

OF

UNITED STATES ANTIMONY CORPORATION

Pursuant to the applicable sections of the Montana Business Corporation Act (the “MBCA”), the undersigned amends and restates in their entirety the Second Restated Articles of Incorporation of United States Antimony Corporation initially filed on January 14, 1970, and as thereafter amended on March 28, 1984, January 13, 1986, November 3, 2000, December 19, 2003, September 24, 2008 December 27, 2011, and December 31, 2020:

FIRST: The name of the Corporation is:

UNITED STATES ANTIMONY CORPORATION (the “Corporation”)

SECOND: The period of its duration is perpetual.

THIRD: The purposes for which the Corporation is organized are to acquire, own, operate, manage and dispose of interests in property, both real and personal, including but not limited to mineral interests, within the United States and abroad, and to engage in all other business not forbidden by law.

FOURTH:

1. Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is one hundred fifty million (150,000,000) shares and each of such shares shall have a par value of $0.01.

2. Preferred Stock. The aggregate number of shares of preferred stock which the Corporation shall have the authority to issue is ten million (10,000,000) shares each of which shares shall have a par value of $0.01. Such shares may, at the discretion of the board of directors of the Corporation (the “Board”), be divided into and issued in series. Such shares shall be non-assessable, without pre-emptive rights or subject to call payments other than the subscription price, and such shares may be issued for cash, services or property. The Board is authorized without shareholder approval to (a) classify any unissued shares into one or more classes or into one or more series within a class; (b) reclassify any unissued shares of any class into one or more classes or into one or more series within one or more classes; or (c) reclassify any unissued shares of any series of any class into one or more classes or into one or more series within a class. If the board of directors acts pursuant to the prior sentence, it shall determine the terms, including the preferences, rights, and limitations, to the same extent permitted under the MBCA, of:(a) any class of shares before the issuance of any shares of that class; or (b) any series within a class before the issuance of any shares of that series.

A-1

2A. Pursuant to the authority conferred by this Article Fourth, the Corporation is authorized to issue 4,500 shares of its Series A Preferred Stock, which shall have the following designations, powers, preferences and relative rights:

2A.1 Redemption. The Series A Preferred Stock is nonconvertible and is redeemable on sixty (60) days’ notice beginning three years after the date of issuance at a redemption price equal to $10.00 per share plus accumulated dividends.

2A.2 Dividends. Each share of Series A Preferred Stock is entitled to receive, in preference to the holders of Common Stock, cumulative dividends at the annual rate of $1.00 per share payable semi-annually in arrears when and if declared by the Board.

2A.3 Liquidation. In the event of any liquidation or winding up of the Corporation, the holders of Series A Preferred Stock shall be entitled to receive $10.00 per share plus accumulated dividends in preference to the holders of Common Stock.

2A.4 Vote. Each share of Series A Preferred Stock is entitled to one vote.

2B. Pursuant to the authority conferred by this Article Fourth, the Corporation shall have the authority to issue 750,000 shares of its Series B Preferred Stock, which shall have the following designations, powers, preferences and relative rights:

2B.1 Dividends and Distribution of Assets. The Series B Preferred Stock, in preference to the Common Stock but subject to the preference of the holders of the Series A Preferred Stock, is entitled to receive out of the net profits of the Corporation, when and if declared by the Board, cumulative dividends at the annual rate of $.01 per share, payable on the 31st day of December.

In the event of the liquidation of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, subject to the preference of the holders of the Series A Preferred Stock, $1.00 per share plus all accumulated dividends before any amounts shall be distributed among the holders of the Common Stock.

2B.2 Voting Rights. Except as may otherwise be required by the provisions of the Montana Business Corporation Act, no holder of any shares of the Series B Preferred Stock shall, as such, be entitled to notice of or to vote at any meeting of stockholders of the Corporation; provided, however, that if and when dividends payable on any of the Series B Preferred Stock shall be in default, and thereafter until all dividends on any of the Series B Preferred Stock in default shall have been paid, the holders of the then outstanding shares of Series B Preferred Stock, voting as a class, shall be entitled to vote until all default in the payment of such dividends shall have been completely cured.

2B.3 Anti-Dilution Provision. The Corporation will not dilute the assets of the Corporation by issuing any additional Series B Preferred Stock or any stock senior to these shares during the time this stock is outstanding. Upon reacquisition by the Corporation, shares of Series B Preferred Stock may not be reissued.

A-2

2B.4 Conversion Privilege. At any time before December 31, 1995, the Series B Preferred Stock may be converted, at the option of the holder, into shares of fully paid and nonassessable Common Stock with one (1) share of Common Stock being issued for one (1) share of Series B Preferred Stock. Shares of Series B Preferred Stock shall be deemed to be converted at the close of business on the date of the surrender to the Corporation of the properly endorsed certificate or certificates representing the shares. The rights of the holders of the Series B Preferred Stock surrendered shall cease at that time and the person or persons in whose name or names the certificate or certificates for the Common Stock are to be issued shall be treated for all purposes as having become record owners of the Common Stock of the Corporation at that time. However, if certificates are surrendered on a day on which the stock transfer books of the Corporation are closed, the surrender shall be deemed to have occurred on the next succeeding day on which the stock transfer books are open.

2B.5 Reservation of Common. The Corporation shall at all times reserve and keep available solely for the purpose of issuing upon conversion of Series B Preferred Stock the number of shares of Common Stock issuable upon conversion of all outstanding Series B Preferred Stock.

2C. Pursuant to the authority conferred by this Article Fourth, the Corporation shall have the right to issue 177,904 shares of its Series C Preferred Stock, which shall have the following designations, powers, preferences and relative rights:

2C.1 Optional Conversion. A holder of Series C Preferred Stock shall have the right to convert the Series C Preferred Stock, at the option of the holder, at any time within 18 months following issuance, into shares of Common Stock at the ratio of 1:1, subject to adjustment as provided below. Following conversion, shares of Series C Preferred Stock may not be reissued. ·

2C.2 Voting Rights. The holders of Series C Preferred Stock shall have the right to that number of votes equal to the number of shares of Common Stock issuable upon conversion of such Series C Preferred Stock.

2C.3 Liquidation Preference. In the event of any liquidation or winding up of the Corporation, the holders of Series C Preferred Stock shall be entitled to receive in preference to the holders of Common Stock an amount per share equal to $0.55, subject to the preferences of the holders of the Corporation’s outstanding Series A and Series B Preferred Stock.

2C.4 Registration Rights. Twenty percent (20%) of the underlying Common Stock issuable upon conversion of the Series C Preferred Stock shall be entitled to ‘‘piggyback” registration rights when, and if, the Corporation files a registration statement for its securities or the securities of any other stockholder.

2C.5 Redemption. The Series C Preferred Stock is not redeemable by the Corporation.

2C.6 Antidilution Provisions. The conversion price of the Series C Preferred Stock shall be subject to adjustments to prevent dilution in the event that the Corporation issues additional Common Stock at a purchase price less than the applicable conversion price (other than shares issued to employees, consultants and directors pursuant to plans and arrangements approved by the Board and securities issued to lending or leasing institutions approved by the Board). In such event, the conversion price shall be adjusted according to a weighted-average formula, provided that a holder of Series C Preferred Stock purchases his pro rata share of the securities being sold in the dilutive financing. The initial conversion price for the Series C Preferred Stock shall be $0.55.

A-3

2C.7 Protective Provisions. The consent of a majority in interest of the holders of Series C Preferred Stock shall be required for any action which (i) alters or changes the rights, preferences or privileges of the Series C Preferred Stock materially and adversely; or (ii) creates any new class of shares having preference over or being on a parity with the Series C Preferred Stock.

2C.8 Reservation of Common. The Corporation shall at all times reserve and keep available solely for the purpose of issuing upon conversion of Series C Preferred Stock the number of shares of Common Stock issuable upon conversion of all outstanding Series C Preferred Stock.

2D. Pursuant to the authority conferred by this Article Fourth, the Corporation shall have the right to issue 2,500,000 shares of its Series D Preferred Stock, which shall have the following designations, powers, preferences and relative rights:

2D.1 Optional Conversion. A holder of Series D Preferred Stock shall have the right, subject, however, to availability of authorized but unissued and unrestricted shares of Common Stock, to convert the shares of Series D Preferred Stock, at the option of the holder and without payment of additional consideration, at any time following issuance, into such number of fully paid and nonassessable shares of Common Stock as determined by dividing $0.20 by the Conversion Price in effect at the time of the conversion. Initially, the price at which shares of Common Stock shall be deliverable upon conversion of the Series D Preferred Stock (the “Conversion Price”) shall be $0.20 per share of Common Stock. The Conversion Price Shall be adjusted from time to time as provided in Article 2D.7. Following conversion, shares of Series D Preferred Stock may not be reissued.

2D.2 Voting Rights. Except as otherwise provided herein or as required by law, the Series D Preferred Stock shall be voted equally with the shares of the Common Stock of the Corporation and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series D Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series D Preferred Stock are convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

2D.3 Liquidation Preference.

(a) In the event of (i) any merger, sale, liquidation, or winding up of the Corporation, or (ii) any sale of all or substantially all of the assets of the Corporation (including subsidiaries, joint ventures, or partnerships), or (iii) any other corporate change as defined in Article 2D.3(c) below, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation in preference to the holders of Common Stock but after payment and satisfaction of the liquidation preferences of the holders of the Corporation’s outstanding Series A, Series B and Series C Preferred Stock, an amount per share (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like) equal to the greater of $2.50 or the equivalent market value of the number of shares of Common Stock into which each share of Series D Preferred Stock is convertible.

A-4

(b) After the payment of the full liquidation preference of the Series D Preferred Stock, as set forth in Article 2D.3(a) above, the holders of Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation in preference to the holders of Common Stock but after payment and satisfaction of the dividend preferences of the holders of the Corporation’s outstanding Series A, Series B and Series C Preferred Stock, all declared and unpaid dividends on such shares of Series D Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like) for each share of Series D Preferred Stock held by them.

(c) The following events shall be considered a liquidation, dissolution, or winding up of the Corporation under this Article 2D.3:

(i) any consolidation or merger of the Corporation with or into any other corporation, entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger, or reorganization own less than fifty percent (50%) of the Corporation’s voting power immediately after such consolidation, merger, or reorganization; or

(ii) any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred; or

(iii) a sale in a single transaction or a series of related transactions after which, more than fifty percent (50%) of the outstanding equity securities of the Corporation are held by one or more third parties who were not shareholders of the Corporation immediately prior to the commencement of such transaction or series of transactions; or

(iv) a sale, lease, transfer, or other disposition of all or substantially all of the assets of the Corporation; or

(v) a series of sales or related transactions after which all or substantially all of the assets of the Corporation are sold.

2D.4 Registration Rights.

(a) One hundred percent (100%) of the underlying Common Stock issued to a holder of Series D Preferred Stock upon conversion of the holder’s Series D Preferred Stock prior to the effective date of registration of Corporation’s Common Stock shall be entitled participate in any registration or underwriting of the Common Stock of the Corporation or any other stockholder (the “Piggyback Right”), unless another provision of these Articles or applicable law restricts, reduces or prohibits including the holder’s Common Stock in the registration.

(b) If the registration involves an underwriter, then (i) the Corporation has the right to select the underwriter, (ii) all holders who participate in the registration shall enter into an underwriting agreement, (iii) the underwriter has the right to limit the number of shares of Common Stock to be sold or distributed (the “Cutback Right”), with the limitation first applying to holders of Common Stock in proportion to the holder’s Common Stock participating in the registration, and then applying to the Corporation’s Common Stock, (iv) the holder reserves the right to withdraw from any registration, and (v) the holder shall enter into a standstill agreement and comply with any request of the Corporation or underwriter to not directly or indirectly sell, offer to sell, contract to sell, grant options to purchase, or otherwise transfer the holder’s Common Stock or other securities in the Corporation for a period not to exceed 180 days.

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(c) All expenses (excluding underwriters’ discounts and commissions) incurred in connection with any registration shall be paid by the Corporation. The Corporation shall register the Common Stock in compliance with federal securities laws and use its best efforts to register the Common Stock in compliance with any state securities laws, and shall provide holders with copies of all registration documents, amendments and supplements.

2D.5 Dividends. The holders of the outstanding Series D Preferred Stock shall be paid annually in arrears out of funds legally available therefore a dividend of $.0235 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) per annum, pro-rated from the date of issuance, whether or not declared by the Board, in preference to any dividend payable to the holders of Common Stock, but after payment and satisfaction of the dividend preferences of the Corporation’s outstanding Series A, Series B and Series C Preferred Stock. The dividends on the outstanding Series D Preferred Stock are cumulative if not paid, and shall not accrue interest.

2D.6 Redemption. The Series D Preferred Stock are not redeemable by the Corporation unless the Corporation and an individual holder of Series D Preferred Stock mutually consent to the redemption.

2D.7 Antidilution Provisions.

(a) The Conversion Price set forth in Article 2D.1 shall be adjusted if (i) the Corporation issues or is deemed to issue Additional Shares of Common Stock at a price less than $0.20 per share of Common Stock and (ii) the holder of the Series D Preferred Stock participates to the full extent of the holder’s pro rata share in the financing in which there is an issuance of Additional Shares of Common Stock. The phrase “Additional Shares of Common Stock” means all shares of Common Stock issued or deemed to be issued by the Corporation after December 31, 2002, including but not limited to (i) shares of Common Stock issuable, upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock, to subscribe for, purchase or otherwise acquire shares of Common Stock, (ii) shares of Common Stock issuable upon the conversion or exchange of the Corporation’s indebtedness, securities or otherwise, (iii) shares of Common Stock issued pursuant to a stock dividend, subdivision, reclassification or otherwise, (iv) shares of securities other than Common Stock issuable to holders of shares of Common Stock, and (v) shares of securities other than Common Stock issuable as a result of any reclassification, exchange or substitution of the shares of Common Stock. The phrase “Additional Shares of Common Stock” does not mean shares of Common Stock issued or deemed to be issued (i) to employees, consultants and directors pursuant to plans and arrangements approved by the Board before or after December 31, 2002; (ii) to lending or leasing institutions pursuant to agreements approved by the Board after December 31, 2002, and (iii) upon the exercise of warrants outstanding on December 31, 2002.

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(b) If the Corporation shall issue Additional Shares of Common Stock without consideration or for consideration of less than $0.20 per share of Common Stock, then the Conversion Price in effect immediately prior to the issuance shall be proportionately reduced concurrently with such issuance, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to such issuance by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to Article 2D.7(a) other than the Additional Shares of Common Stock for which the adjustment is being made) plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to Article 2D.7(a) other than the Additional Shares of Common Stock for which the adjustment is being made) plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a fully diluted basis.

(c) If the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to the combination or consolidation shall be proportionately increased.

(d) Failure of a holder of Series D Preferred Stock to participate to the full extent of the holder’s pro rata share in a financing in which there is an issuance of Additional Shares of Common Stock constitutes a waiver of the right to adjust the Conversion Price pursuant to this Article 2D.7 with respect to any specific share or shares of Series D Preferred Stock, either prospectively or retroactively and either generally or in a particular instance. The waiver pursuant to this Article 2D.7(d) shall bind all future holders of the specific shares of Series D Preferred Stock for which the right to adjust the Conversion Price has been waived. As a result of this waiver, different shares of Series D Preferred Stock may have different Conversion Prices, and the Corporation shall record on the stock ledger the Conversion Price for each share of Series D Preferred Stock. If different shares of Series D Preferred Stock have more than one Conversion Price as a result of the waiver of the adjustment of the Conversion Price under this Article 2D.7, the Conversion Price for triggering any future adjustment of the Conversion Price of shares of Series D Preferred Stock for which the Conversion Price adjustment was not waived shall be the lowest Conversion Price in effect for the Series D Preferred Stock.

2D.8 Protective Provisions. The consent of a majority in interest of the holders of Series D Preferred Stock shall be required for any action which (i) alters or changes the rights, preferences or privileges of the Series D Preferred Stock materially and adversely; or (ii) creates any new class of shares having preference over or being on a parity with the Series D Preferred Stock.

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2D.9 Reservation of Common. The Corporation shall not be obligated to reserve, or to use its best efforts to obtain shareholder approval of an amendment to its Articles of Incorporation to authorize, additional Common Stock sufficient to enable the Corporation to issue the number of shares of Common Stock otherwise issuable upon conversion of all outstanding Series D Preferred Stock.

FIFTH: [RESERVED].

SIXTH: The address of the current registered office of the Corporation is 49 Steamboat Way, Thompson Falls, Montana 59873; and the name of its current registered agent at such address is John Gustavsen.

SEVENTH: The authorized number of directors of the Corporation may range between three (3) and nine (9); and the number of directors may be fixed or changed from time to time, within the minimum and maximum, solely by the Board. Any vacancy on the Board, including a vacancy created by the increase in the number of directors on the Board, may be filled solely by the directors.

EIGHTH: The corporation shall indemnify to the fullest extent permitted by law as it now exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that the person is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

These Third Restated Articles of Incorporation are dated [●], 2024.

[NAME], [TITLE]

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CERTIFICATE

The undersigned, [TITLE] of  United States Antimony Corporation, hereby certifies that the foregoing Third Restated Articles of Incorporation of United States Antimony Corporation:

(i)

restate in their entirety the Second Restated Articles of Incorporation of United States Antimony Corporation initially filed on January 14, 1970, and as thereafter amended on March 28, 1984, January 13, 1986, November 3, 2000, December 19, 2003, September 24, 2008, December 27, 2011, and December 31, 2020;

(ii)	have been duly authorized and adopted by the Board pursuant to § 35‑14‑1003 of the Montana Business Corporation Act; and

(iii)	have been duly approved by the shareholders in the manner required by § 35‑14‑1003 of the Montana Business Corporation Act.

[NAME], [TITLE]

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APPENDIX B - MARKED COPY OF RESTATED ARTICLES

~~SECOND~~THIRD RESTATED ARTICLES OF INCORPORATION

OF

UNITED STATES ANTIMONY CORPORATION

FIRST: The name of the Corporation is:

UNITED STATES ANTIMONY CORPORATION (the "***Corporation***")

SECOND: The period of its duration is perpetual.

FOURTH:

2. Preferred Stock. The aggregate number of shares of preferred stock which the Corporation shall have the authority to issue is ten million (10,000,000) shares ~~of preferred stock of $.01~~each of which shares shall have a par value ~~per share~~of $0.01. Such shares may, at the discretion of the board of directors of the Corporation (the "***Board***"), be divided into and issued in series. Such shares shall be non-assessable, without pre-emptive rights or subject to call payments other than the subscription price, and such shares may be issued for cash, services or property. The Board is ~~expressly vested with the authority to determine and establish variations between the different series of preferred shares with respect to: the rate of dividend; the price, terms and conditions on which such shares may be redeemed; the amount payable upon shares in the event of involuntary liquidation; sinking fund provisions for the redemption or repurchase of such shares; the terms and conditions upon which shares may be converted into authorized but unissued shares of Common Stock or into preferred shares of a different series and whether or not each class of such shares shall have any voting rights. In establishing each series of preferred shares, the Board shall comply with the requirements of the Montana Business Corporation Act.~~authorized without shareholder approval to (a) classify any unissued shares into one or more classes or into one or more series within a class; (b) reclassify any unissued shares of any class into one or more classes or into one or more series within one or more classes; or (c) reclassify any unissued shares of any series of any class into one or more classes or into

~~123320473.1~~123320140.1 0066131-00012

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FIFTH: [RESERVED].

~~FIFTH: Provisions for the regulation of the internal affairs of the Corporation are:~~

~~(a) The Corporation shall have the right to purchase, take, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, but purchases of its own shares, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted earned surplus available therefor and to the extent of unreserved and unrestricted .capital surplus available therefor.~~

~~(b) The Corporation may issue bonds, debentures or other obligations convertible into shares of any class, in the amounts and on such terms and conditions as may be provided by resolutions of the Board.~~

~~(c) Dividends of the Corporation may be declared and paid in cash out of the depletion reserves of the Corporation, but each such dividend shall be identified as a distribution of such reserves, and the amount per share paid for such reserves shall be disclosed to the shareholders receiving the same, such payment of dividends to be performed according to the provisions of § 35-14-640 of the Montana Business Corporation Act.~~

~~The Board may, from time to time, distribute to its shareholders out of any capital surplus of the Corporation a portion of its assets, in cash or property.~~

~~123320473.1~~123320140.1 0066131-00012

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~~EIGHTH: The name and address of each incorporator is:~~

~~Name~~	~~Address~~
~~Margaret Ann Sutton~~	~~192 Le Banke, Salt Lake City, Utah~~
~~Alexis Turner~~	~~1782 Downington Ave., Salt Lake City, Utah~~
~~Pauline Moss~~	~~2430½ Lambourne, Salt Lake City, Utah~~

These ~~Second~~Third Restated Articles of Incorporation are dated ~~December~~ [•], ~~2020~~2024.

~~Russell C. Lawrence, President~~
[NAME], [TITLE]

CERTIFICATE

The undersigned, ~~President~~[TITLE] of United States Antimony Corporation, hereby certifies that the foregoing ~~Second~~Third Restated Articles of Incorporation of United States Antimony Corporation:

~~123320473.1~~123320140.1 0066131-00012

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____

Russell C. Lawrence, President

[NAME], [TITLE]

123320473.1123320140.1 0066131-00012

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APPENDIX C – REVERSE SPLIT AMENDMENT

ARTICLES OF AMENDMENT

TO

[THIRD] RESTATED ARTICLES OF INCORPORATION

OF

UNITED STATES ANTIMONY CORPORATION

United States Antimony Corporation (the “Corporation”), a corporation duly organized and existing under the Montana Business Corporation Act (the “MBCA”), does hereby certify that:

FIRST: At a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Montana amendments (the “Amendment”) to the Corporation’s [Third]1 Restated Articles of Incorporation (the “Articles of Incorporation”) to add a paragraph to Section 1 of Article FOURTH of the Articles of Incorporation.

SECOND: Section 1 of Article FOURTH of the Articles of Incorporation is hereby amended and restated as follows:

“1. Common Stock. The aggregate number of shares of Common Stock that the Corporation is authorized to issue is one hundred fifty million (150,000,000) shares and each of such shares shall have a par value of $0.01.

Effective immediately upon the effectiveness of the Articles of Amendment adding this paragraph to Article IV, Section 1 of this [Third] Restated Articles of Incorporation of the Corporation (the “Effective Time”), each [●]2 shares of Common Stock that are issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or its shareholders and whether or not any certificate representing such shares of Old Common Stock is surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock. No fractional shares shall be issued upon the reclassification and combination. Each shareholder who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share. Following the Effective Time, each share of Old Common Stock shall thereafter represent that number of shares of Common Stock into which the shares of Old Common Stock shall have been reclassified and combined, subject to the elimination of fractional share interests as described above.”

1 Will refer to Existing Articles if the Restated Articles are not approved by the Company’s shareholders and filed with the Montana Secretary of State

2 To be a number between 5 and 30.

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THIRD: Pursuant to a resolution of the Board, an annual meeting of the shareholders of the Corporation was duly called and held upon notice in accordance with § 35-14-701 and § 35-14-705 of the MBCA at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

FOURTH: The Amendment was duly adopted in accordance with the applicable provisions of § 35-14-1003 of the MBCA.

FIFTH: The Amendment shall be effective upon filing with the Montana Secretary of State.

FIFTH: Except as herein amended, the Articles of Incorporation shall remain in full force and effect.

These Articles of Amendment to the [Third] Restated Articles of Incorporation are dated [●], 202[●].

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed and acknowledged these Articles of Amendment on ________, 202[●].

UNITED STATES ANTIMONY CORPORATION

By: Name: Title:

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CERTIFICATE

The undersigned, [TITLE] of United States Antimony Corporation, hereby certifies that the foregoing Articles of Amendment to the [Third] Restated Articles of Incorporation of United States Antimony Corporation:

(i) were adopted on [●], 2024 and amend the [Third] Restated Articles of Incorporation of United States Antimony Corporation initially filed on January 14, 1970, and as thereafter amended on March 28, 1984, January 13, 1986, November 3, 2000, December 19, 2003, September 24, 2008, December 27, 2011, and [●];

(ii) has been duly authorized and adopted by the Board pursuant to § 35-14-1003 of the Montana Business Corporation Act; and

(iii) has been duly approved by the shareholders in the manner required by § 35-14-1003 of the Montana Business Corporation Act and by the articles of incorporation.

[NAME], [TITLE]

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APPENDIX D – AUTHORIZED SHARES AMENDMENT

ARTICLES OF AMENDMENT

TO

[THIRD] RESTATED ARTICLES OF INCORPORATION

OF

UNITED STATES ANTIMONY CORPORATION

United States Antimony Corporation (the “Corporation”), a corporation duly organized and existing under the Montana Business Corporation Act (the “MBCA”), does hereby certify that:

FIRST: At a meeting of the Board of Directors of the Corporation (the “Board”) resolutions were duly adopted authorizing the Corporation to execute and file with the Secretary of State of the State of Montana amendments (the “Amendment”) to the Corporation’s [Third]1 Restated Articles of Incorporation (the “Articles of Incorporation”) to add a paragraph to Section 1 of Article FOURTH of the Articles of Incorporation.

SECOND: Section 1 of Article FOURTH of the Articles of Incorporation is hereby amended and restated as follows:

“1. Common Stock. The aggregate number of shares of Common Stock that the Corporation is authorized to issue is two hundred fifty million (250,000,000) shares and each of such shares shall have a par value of $0.01.”

THIRD: Pursuant to a resolution of the Board, an annual meeting of the shareholders of the Corporation was duly called and held upon notice in accordance with § 35-14-701 and § 35-14-705 of the MBCA at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

FOURTH: The Amendment was duly adopted in accordance with the applicable provisions of § 35-14-1003 of the MBCA.

FIFTH: The Amendment shall be effective upon filing with the Montana Secretary of State.

FIFTH: Except as herein amended, the Articles of Incorporation shall remain in full force and effect.

These Articles of Amendment to the [Third] Restated Articles of Incorporation are dated [●], 202[●].

[Signature Page Follows]

1 Will refer to Existing Articles if the Restated Articles are not approved by the Company’s shareholders and filed with the Montana Secretary of State

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IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed and acknowledged these Articles of Amendment on ________, 202[●].

UNITED STATES ANTIMONY CORPORATION

By: Name: Title:

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CERTIFICATE

The undersigned, [TITLE] of United States Antimony Corporation, hereby certifies that the foregoing Articles of Amendment to the [Third] Restated Articles of Incorporation of United States Antimony Corporation:

(i) were adopted on [●], 2024 and amend the [Third] Restated Articles of Incorporation of United States Antimony Corporation initially filed on January 14, 1970, and as thereafter amended on March 28, 1984, January 13, 1986, November 3, 2000, December 19, 2003, September 24, 2008, December 27, 2011, and [●];

(ii) has been duly authorized and adopted by the Board pursuant to § 35-14-1003 of the Montana Business Corporation Act; and

(iii) has been duly approved by the shareholders in the manner required by § 35-14-1003 of the Montana Business Corporation Act and by the articles of incorporation.

[NAME], [TITLE]

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